-1-
                                          Exhibit (d) (ii) under Form N-1A
                                          Exhibit (10) under Item 601/Reg. S-K

                                    EXHIBIT A
                                     to the
                          Investment Advisory Contract

                          Federated Managed Income Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
 .75 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .75 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of December, 1993.


Attest:                             FEDERATED MANAGEMENT



/s/ John W. McGonigle         By:   /s/ William D. Dawson
------------------------         -------------------------
                  Secretary               Senior Vice President



Attest:                             MANAGED SERIES TRUST



/s/ S. Elliott Cohan          By:/s/ J. Christopher Donahue
------------------------         ---------------------------
      Assistant Secretary                        Vice President

                                    EXHIBIT B
                                     to the
                          Investment Advisory Contract

                    Federated Managed Growth and Income Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
 .75 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .75 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of December, 1993.


Attest:                             FEDERATED MANAGEMENT



/s/ John W. McGonigle         By:   /s/ William D. Dawson
------------------------         -------------------------
                  Secretary               Senior Vice President



Attest:                             MANAGED SERIES TRUST



/s/ S. Elliott Cohan          By:/s/ J. Christopher Donahue
------------------------         ---------------------------
      Assistant Secretary                        Vice President

                                    EXHIBIT C
                                     to the
                          Investment Advisory Contract

                          Federated Managed Growth Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
 .75 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .75 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of December, 1993.


Attest:                             FEDERATED MANAGEMENT



/s/ John W. McGonigle         By:   /s/ William D. Dawson
------------------------         -------------------------
                  Secretary               Senior Vice President



Attest:                             MANAGED SERIES TRUST



/s/ S. Elliott Cohan          By:/s/ J. Christopher Donahue
------------------------         ---------------------------
      Assistant Secretary                        Vice President
                                    EXHIBIT D
                                     to the
                          Investment Advisory Contract

                    Federated Managed Aggressive Growth Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
 .75 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .75 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of March, 1994.


Attest:                             FEDERATED MANAGEMENT



/s/ John W. McGonigle         By:   /s/ William D. Dawson
------------------------         -------------------------
                  Secretary               Senior Vice President



Attest:                             MANAGED SERIES TRUST



/s/ S. Elliott Cohan          By:/s/ J. Christopher Donahue
------------------------         ---------------------------
      Assistant Secretary                        Vice President